Exhibit 99.1
AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT
BETWEEN
GLADSTONE COMMERCIAL CORPORATION
AND
GLADSTONE MANAGEMENT CORPORATION
     Agreement made this 1st day of January, 2007, by and between Gladstone Commercial Corporation, a Maryland corporation (the “Company”), and Gladstone Management Corporation, a Delaware corporation (the “Adviser”).
     Whereas, the Company is a real estate investment trust organized primarily for the purpose of investing in and owning net leased industrial and commercial rental property and selectively making long-term mortgage loans collateralized by industrial and commercial property;
     Whereas, the Adviser is an investment adviser that has registered under the Investment Advisers Act of 1940 (the “Advisers Act”); and
     Whereas, the Company desires to retain the Adviser to furnish investment advisory services to the Company on the terms and conditions hereinafter set forth, and the Adviser wishes to be retained to provide such services.
     Now, Therefore, in consideration of the premises and for other good and valuable consideration, the parties hereby agree as follows:
1. Duties of the Adviser.
     (a) The Company hereby employs the Adviser to act as the investment adviser to the Company and to manage the investment and reinvestment of the assets of the Company, subject to the supervision of the Board of Directors of the Company, for the period and upon the terms herein set forth, (i) in accordance with the investment objective, policies and restrictions that are set forth in the Company’s Registration Statement on Form S-11, filed June 11, 2003, as amended from time to time (as amended, the “Registration Statement”) and (ii) during the term of this Agreement in accordance with all applicable federal and state laws, rules and regulations, and the Company’s charter and by-laws. Without limiting the generality of the foregoing, the Adviser shall, during the term and subject to the provisions of this Agreement, (i) determine the composition of the portfolio of the Company, the nature and timing of the changes therein and the manner of implementing such changes; (ii) identify, evaluate and negotiate the structure of the investments made by the Company; (iii) close and monitor the Company’s investments; (iv) determine the real property, securities and other assets that the Company will purchase, retain, or sell; (v) perform due diligence on prospective portfolio companies; and (vi) provide the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably require for the investment of its funds. The Adviser shall have the discretion, power and authority on behalf of the Company to effectuate its investment decisions for the Company, including the execution and delivery of all documents relating to the Company’s investments and the placing of orders for other purchase or sale transactions on behalf of the Company. In the event that the Company determines to acquire debt financing, the Adviser will arrange for such financing on the Company’s behalf, subject to the oversight and approval of the Company’s Board of Directors. If it is necessary for the Adviser to make investments on behalf of the Company through a special purpose vehicle, the Adviser shall have authority to create or arrange for the creation of such special purpose vehicle and to make such investments through such special purpose vehicle.

     (b) The Adviser hereby accepts such employment and agrees during the term hereof to render the services described herein for the compensation provided herein.
     (c) The Adviser is hereby authorized to enter into one or more sub-advisory agreements with other advisers (each, a “Sub-Adviser”) pursuant to which the Adviser may obtain the services of the Sub-Adviser(s) to assist the Adviser in fulfilling its responsibilities hereunder. Specifically, the Adviser may retain a Sub-Adviser to recommend specific investments based upon the Company’s investment objective and policies, and work, along with the Adviser, in structuring, negotiating, arranging or effecting the acquisition or disposition of such investments and monitoring investments on behalf of the Company, subject to the oversight of the Adviser and the Company. The Adviser, and not the Company, shall be responsible for any compensation payable to any Sub-Adviser. Any sub-advisory agreement entered into by the Adviser shall be in accordance with the requirements of applicable federal and state law.
     (d) The Adviser shall for all purposes herein provided be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.
     (e) The Adviser shall keep and preserve for a reasonable period any books and records relevant to the provision of its investment advisory services to the Company and shall specifically maintain all books and records with respect to the Company’s portfolio transactions and shall render to the Company’s Board of Directors such periodic and special reports as the Board may reasonably request. The Adviser agrees that all records that it maintains for the Company are the property of the Company and will surrender promptly to the Company any such records upon the Company’s request, provided that the Adviser may retain a copy of such records.
     (f) The Adviser has adopted and implemented written policies and procedures reasonably designed to prevent violation of the Federal Securities laws by the Adviser. The Adviser has provided the Company, and shall provide the Company at such times in the future as the Company shall reasonably request, with a copy of such policies and procedures.
2. Company’s Responsibilities and Expenses Payable by the Company.
     All investment professionals of the Adviser and their respective staffs, when and to the extent engaged in providing investment advisory and management services hereunder, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by the Adviser and not by the Company. The Company will bear all other costs and expenses of its operations and transactions, including (without limitation) those relating to: organization and offering; expenses incurred by the Adviser payable to third parties, including agents, consultants or other advisors (such as independent valuation firms, accountants and legal counsel), in monitoring financial and legal affairs for the Company and in monitoring the Company’s investments and performing due diligence on its real estate or prospective portfolio companies; interest payable on debt, if any, incurred to finance the Company’s investments; offerings of the Company’s common or preferred stock and other securities; investment advisory and management fees; administration fees, if any, payable under the Administration Agreement between the Company and Gladstone Administration, LLC (the “Administrator”), the Company’s administrator; fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments; transfer agent and custodial fees; federal and state registration fees; all costs of registration and listing the Company’s shares on any securities exchange; federal, state and local taxes; independent Directors’ fees and expenses; costs of preparing and filing reports or other documents required by the Securities and Exchange Commission; costs of any reports, proxy statements or other notices to stockholders, including printing costs; the

     Company’s allocable portion of the fidelity bond, directors and officers and errors and omissions liability insurance, and any other insurance premiums; direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs; and all other expenses incurred by the Company or the Administrator in connection with administering the Company’s business, including payments under the Administration Agreement between the Company and the Administrator based upon the Company’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent and the allocable portion of the cost of the Company’s chief compliance officer, treasurer and chief financial officer and their respective staffs.
3. Compensation of the Adviser.
     The Company agrees to pay, and the Adviser agrees to accept, as compensation for the services provided by the Adviser hereunder, a base management fee (“Base Management Fee”) and an incentive fee (“Incentive Fee”) as hereinafter set forth. The Company shall make any payments due hereunder to the Adviser or to the Adviser’s designee as the Adviser may otherwise direct.
     (a) Base Management Fee.
     The Base Management Fee shall be payable quarterly in arrears, and shall be calculated at an annual rate of 2.00% (.50% per quarter) of the quarter-end stated amount of the Company’s Total Stockholders’ Equity as reflected on the Company’s balance sheet at the end of each calendar quarter (less the recorded value of any preferred stock, and adjusted to exclude the effect of any unrealized gains, losses or other items that do not affect realized net income). The Base Management Fees payable for any partial quarter will be appropriately prorated.
     (b) Incentive Fee.
     The Incentive Fee will be calculated and payable quarterly in arrears based on the Company’s Funds From Operations (“FFO”). For this purpose, “Funds From Operations” means Net Income excluding gains (or losses) from debt restructuring and the sale of real property plus depreciation and amortization on real estate assets, and after adjustments for unconsolidated partnerships and joint ventures. “Pre-Incentive Fee Funds From Operations” means Funds From Operations accrued by the Company during the calendar quarter, which is after the Company’s operating expenses for the quarter. Operating expenses include the Base Management Fee (less any rebate of fees received from the Adviser), expenses payable under the Administration Agreement and any interest expense but excluding the Incentive Fee) and operating expenses. Pre-Incentive Fee Funds From Operations includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment in kind interest and zero coupon securities), accrued income and rents that the Company has not yet received in cash. Pre-Incentive Fee Funds From Operations also includes realized capital gains, realized capital losses less dividend paid on any issued and outstanding preferred stock but does not include any unrealized capital appreciation or depreciation. For purposes of calculating the Incentive Fee, Funds From Operations may be adjusted by a unanimous vote of the independent directors to exclude special one-time events such as changes in GAAP pronouncements or other significant non-cash items. Pre-Incentive Fee Funds From Operations, expressed as a rate of return on the Company’s Total Stockholders’ Equity (less the recorded value of any preferred stock, and adjusted to exclude the effect of any unrealized gains, losses or other items that do not affect realized net income) as reflected on the Company’s financial statements at the end of the immediately preceding calendar quarter, will be compared to a “hurdle rate” of 1.75% per quarter (7% annualized). The Company will pay the Adviser an Incentive Fee with respect to the Company’s Pre-Incentive Fee Funds From Operations in each calendar quarter as follows: (1) no Incentive Fee in any calendar quarter in which the Company’s Pre-

     Incentive Fee Funds From Operations does not exceed the hurdle rate; (2) 100% of the Company’s Pre-Incentive Fee Funds From Operations with respect to that portion of such Pre-Incentive Fee Funds From Operations, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and (3) 20% of the amount of the Company’s Pre-Incentive Fee Funds From Operations, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized). Incentive Fees payable for any partial quarter will be appropriately prorated.
     (c.) The Base Management Fee and Total Stockholders’ Equity will be computed using Generally Accepted Accounting Principles in the United States (“GAAP”) and Funds From Operations (“FFO”) will use the definition established by the National Association of Real Estate Investment Trusts (“NAREIT”)
4. Limitations on the Employment of the Adviser.
     The services of the Adviser to the Company are not exclusive, and the Adviser may engage in any other business or render similar or different services to others including, without limitation, the direct or indirect sponsorship or management of other investment based accounts or commingled pools of capital, however structured, having investment objectives similar to those of the Company, so long as its services to the Company hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any manager, partner, officer or employee of the Adviser to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a director of, or providing consulting services to, one or more of the Company’s portfolio companies, subject to applicable law). So long as this Agreement or any extension, renewal or amendment remains in effect, the Adviser shall be the only investment adviser for the Company, subject to the Adviser’s right to enter into sub-advisory agreements. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder. It is understood that directors, officers, employees and stockholders of the Company are or may become interested in the Adviser and its affiliates, as directors, officers, employees, partners, stockholders, members, managers or otherwise, and that the Adviser and directors, officers, employees, partners, stockholders, members and managers of the Adviser and its affiliates are or may become similarly interested in the Company as stockholders or otherwise.
5. Responsibility of Dual Directors, Officers or Employees.
     If any person who is a manager, partner, officer or employee of the Adviser or the Administrator is or becomes a director, officer or employee of the Company and acts as such in any business of the Company, then such manager, partner, officer or employee of the Adviser or the Administrator shall be deemed to be acting in such capacity solely for the Company, and not as a manager, partner, officer or employee of the Adviser or the Administrator or under the control or direction of the Adviser or the Administrator, even if paid by the Adviser or the Administrator.

6. Limitation of Liability of the Adviser: Indemnification.
     The Adviser (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser, including without limitation the Administrator) shall not be liable to the Company for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Company, and the Company shall indemnify, defend and protect the Adviser (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser, including without limitation its general partner and the Administrator, each of whom shall be deemed a third party beneficiary hereof) (collectively, the “Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its security holders) arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under this Agreement or otherwise as an investment adviser of the Company. Notwithstanding the preceding sentence of this Paragraph 6 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Company or its security holders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties or by reason of the reckless disregard of the Adviser’s duties and obligations under this Agreement.
7. Effectiveness, Duration and Termination of Agreement.
     This Agreement shall become effective as of the first date above written. This Agreement shall remain in effect for two years, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (a) the vote of the Company’s Board of Directors, or by the vote of a majority of the outstanding voting securities of the Company, and (b) the vote of a majority of the Company’s directors, including a majority of the “independent directors,” as such term is defined under the rules of the Nasdaq National Market or such other securities market on which the securities of the Company are traded. This Agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice, by the vote of a majority of the outstanding voting securities of the Company, or by the vote of a majority of the Company’s directors or by the Adviser. The provisions of Paragraph 6 of this Agreement shall remain in full force and effect, and the Adviser and its representatives shall remain entitled to the benefits thereof, notwithstanding any termination or expiration of this Agreement. Further, notwithstanding the termination or expiration of this Agreement as aforesaid, the Adviser shall be entitled to any amounts owed under Section 3 through the date of termination or expiration.
8. Assignment.
     This agreement is not assignable or transferable by either party hereto without the prior written consent of the other party.
9. Amendments.
     This Agreement may be amended by mutual consent.
10. Notices.
     Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.

11. Entire Agreement; Governing Law.
     This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof. This Agreement shall be construed in accordance with the laws of the State of Delaware.
     In Witness Whereof, the parties hereto have caused this Agreement to be duly executed on the date above written.
Gladstone Commercial Corporation
By: /s/ George Stelljes III
George Stelljes III
Executive Vice President and Chief Investment Officer
Gladstone Management Corporation
By: /s/ David Gladstone
David Gladstone
Chairman and Chief Executive Officer